UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) March 30, 2000


                             TRIARC COMPANIES, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


     DELAWARE                   1-2207                   38-0471180
     -----------------          --------------           --------------
     (State or other            (Commission             (I.R.S. Employer
     jurisdiction of            File No.)               Identification No.)
     incorporation of
     organization)


     280 Park Avenue
     New York, NY                                       10017
     --------------------------------------------      -----------------
     (Address of principal executive office)           (Zip Code)


     Registrant's telephone number, including area code: (212) 451-3000


     --------------------------------------------      -----------------
     (Former name or former address,                    (Zip Code)
      if changed since last report)





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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  Exhibits

        4.1 - Supplemental Indenture No. 3, dated as of December 16, 1999 among Triarc Consumer Products Group, LLC ("TCPG"), Triarc Beverage Holdings Corp.("TBHC"), MPAS Holdings, Inc., Millrose L.P. and The Bank of New York, as Trustee.
        4.2 - Supplemental Indenture No. 4, dated as of January 2, 2000 among TCPG, TBHC, Snapple Distributors of Long Island, Inc. and The Bank of New York, as Trustee.
        10.1 - Employment Agreement dated as of May 1, 1999 between Triarc and Nelson Peltz.
        10.2 - Employment Agreement dated as of May 1, 1999 between Triarc and Peter W. May.
        10.3 - Employment Agreement dated as of February 24, 2000 between
               Triarc and John L. Barnes, Jr.
        10.4 - Employment Agreement dated as of February 24, 2000 between Triarc and Eric D.Kogan.
        10.5 - Employment Agreement dated as of February 24, 2000 between Triarc and Brian L. Schorr.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                               TRIARC COMPANIES, INC.



                                               By:  BRIAN L. SCHORR
                                                    --------------------------
                                                    Brian L. Schorr
                                                    Executive Vice President
                                                    and General Counsel

Dated: March 30, 2000



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                                                   EXHIBIT INDEX

Exhibit

   No.                              Description                  Page No.
---------                           -----------                 --------

4.1 - Supplemental Indenture No. 3, dated as of December 16, 1999 among Triarc Consumer Products Group, LLC ("TCPG"),
          Triarc Beverage Holdings Corp. ("TBHC"), MPAS Holdings, Inc., Millrose L.P. and The Bank of New York, as Trustee.
4.2 - Supplemental Indenture No. 4, dated as of January 2, 2000 among TCPG, TBHC, Snapple Distributors of Long Island, Inc. and The Bank of New York, as Trustee.
10.1 - Employment Agreement dated as of May 1, 1999 between Triarc and Nelson Peltz.
10.2 - Employment Agreement dated as of May 1, 1999 between Triarc and Peter W. May.
10.3 - Employment Agreement dated as of February 24, 2000 between Triarc and John L. Barnes, Jr.
10.4 - Employment Agreement dated as of February 24, 2000 between Triarc and Eric D. Kogan.
10.5 - Employment Agreement dated as of February 24, 2000 between Triarc and Brian L. Schorr.






















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